EXHIBIT 10.1	Amendment No. 1 Dated as of March 7, 2013 to Credit Agreement Dated as of October 20, 2011

THIS AMENDMENT No. 1 (“Amendment”) is made as of March 7, 2013 by and among Hubbell Incorporated (the “Company”), Hubbell Cayman Limited, Hubbell Investments Limited (together with the Company and Hubbell Cayman Limited, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement, dated as of October 20, 2011 (the “Credit Agreement”), by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement as amended hereby.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement to extend the Maturity Date thereof; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment:

1.

Amendment to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (the “Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

(a)

The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

“Maturity Date” means March 7, 2018.

2.

Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders and the Administrative Agent, (b) the Company shall have paid all of the fees of the Administrative Agent and its Affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents, (c) the Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than 12:00 noon (New York City time) on March 6, 2013, an upfront fee in an amount equal to the amount previously disclosed to the Lenders and (d) the Administrative Agent shall have received (i) a certificate of a Responsible Party of the Company dated as of the Amendment Effective Date to the effect that the conditions set forth in clauses (b) and (c) of Section 3.02 of the Credit Agreement have been satisfied and (ii) certified corporate documents (or reaffirmations with respect thereto) reasonably requested by the Administrative Agent in connection with this Amendment.

3.

Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)

This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.

(b)

As of the Amendment Effective Date, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in Article IV (other than the representation set forth in Section 4.08 of the Credit Agreement and the representation set forth in the last sentence of Section 4.06 of the Credit Agreement) of the Credit Agreement, as amended hereby, are true and correct on and as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

4.

Reference to and Effect on the Credit Agreement.

(a)

On and after the Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b)

Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.

Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.

Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or electronic transmission (i.e., a “pdf” or “tif”) shall have the same force and effect as manual signatures delivered in person.

HUBBELL INCORPORATED - Form 10-Q

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HUBBELL INCORPORATED, as the Company

By:	/s/ James H. Biggart
Name:	James H. Biggart, Jr.
Title:	Vice President and Treasurer

HUBBELL CAYMAN LIMITED, as a Subsidiary Borrower

By:	/s/ James H. Biggart
Name:	James H. Biggart, Jr.
Title:	Director

HUBBELL INVESTMENTS LIMITED, as a Subsidiary Borrower

By:	/s/ James H. Biggart
Name:	James H. Biggart, Jr.
Title:	Director

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denis Waltrich
Name:	Denis Waltrich
Title:	Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Randolph E. Cates
Name:	Randolph E. Cates
Title:	Senior Relationship Manager

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher T. Phelan
Name:	Christopher T. Phelan
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dickman
Name:	Michael P. Dickman
Title:	Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Donald G. Cassidy, Jr.
Name:	Donald G. Cassidy, Jr.
Title:	Managing Director

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Cliff Hoppe
Name:	Cliff Hoppe
Title:	Vice President

HUBBELL INCORPORATED - Form 10-Q

CITIBANK, N.A., as a Lender

By:	/s/ Paul Burroughs
Name:	Paul Burroughs
Title:	Vice President

TD BANK, N.A., as a Lender

By:	/s/ Alan Garson
Name:	Alan Garson
Title:	Senior Vice President

HUBBELL INCORPORATED - Form 10-Q